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                                                                   EXHIBIT 4(b)
                        FORM OF COMMON STOCK CERTIFICATE
Common Stock                                                       Common Stock

   NW-NUMBER            OXBORO MEDICAL INTERNATIONAL, INC.               SHARES

      INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP 691 1384 20 0



         THIS CERTIFIES THAT

         IS THE OWNER OF

         FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

         ------------------OXBORO MEDICAL INTERNATIONAL, INC.-----------------

         transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

            SECRETARY                                                 PRESIDENT

Countersigned and Registered:
NORWEST BANK MINNESOTA, N.A.
(Minneapolis, Minneapolis) Transfer Agent and Registrar

By:

                                    Authorized Signature

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THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE
RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD'S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - - as tenants in common               UNIF GIFT MIN ACT -___

                                                         Custodian ___
                                                         (Cust)       (Minor)
                                                  UNDER UNIFORM GIFTS TO MINORS
TEN ENT           - - as tenants by the entireties
JT TEN            - - as joint tenants with right of
                     survivorship and not as tenants in common   Act._________
                                                                      (State)

                           Additional abbreviations may also be used though not
                                           in the above list.

FOR VALUE RECEIVED,                        HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    ----------------------

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                                                                          SHARES
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OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
                                   --------------------------------------------
                                                  ATTORNEY TO TRANSFER THE SAID
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STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF
SUBSTITUTION IN THE PREMISSES.

DATED
                                                 ------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACT OF THE CERTIFICATE IN EVERY
                                        PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED